UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2023

ALPINE ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40765	86-1957639
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10141 N. Canyon View Lane

Fountain Hills, Arizona 85268

(Address of Principal Executive Offices) (Zip Code)

(703) 899-1028

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	REVEU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	REVE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share	REVEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed, on May 18, 2022, Alpine Acquisition Corporation, a Delaware corporation (“Alpine”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”), with AAC Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Alpine (“Merger Sub”), and Two Bit Circus, Inc., a Delaware corporation (“TBC”). Pursuant to the Merger Agreement, Merger Sub was to merge with and into TBC, with TBC surviving the merger as a wholly-owned subsidiary of Alpine. Concurrently with the execution of the Merger Agreement, Alpine entered into a Purchase and Sale Agreement (as amended, the “Hotel Purchase Agreement”, and collectively with the Merger Agreement the “Business Combination Agreements”) with Pool IV Finance LLC, Pool IV TRS LLC and PHF II Stamford LLC pursuant to which Alpine was to purchase the Hilton Stamford Hotel & Executive Meeting Center and the Crowne Plaza Denver Airport Convention Center Hotel simultaneously with the closing of the Merger.

Alpine has determined that it will be unable to consummate the transactions contemplated by the Business Combination Agreements within the required time period and therefore has determined to cancel its special meeting in lieu of an annual meeting of stockholders called to approve such transactions. Alpine will now commence the process of liquidating its assets in accordance with its amended and restated certificate of incorporation. Alpine’s warrants will expire worthless.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2023

ALPINE ACQUISITION CORPORATION

By:	/s/ Kim Schaefer
	Name:	Kim Schaefer
	Title:	Chief Executive Officer

2